UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 31, 2021

Crown Crafts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-7604	58-0678148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On May 31, 2021, Crown Crafts, Inc. (the “Company”), together with NoJo Baby & Kids, Inc., Sassy Baby, Inc. and Carousel Designs, LLC, each a wholly-owned subsidiary of the Company (together with the Company, the “Borrowers”), entered into a Fourteenth Amendment to Financing Agreement (the “Fourteenth Amendment”) with The CIT Group/Commercial Services, Inc. (“CIT”) to amend that certain Financing Agreement between the Borrowers and CIT dated July 11, 2006 (as amended, modified, restated or supplemented from time to time, the “Financing Agreement”). The Fourteenth Amendment extends the termination date of the Financing Agreement to July 11, 2025 and changes the interest rates to prime minus 1.0% or LIBOR plus 1.5%.

The descriptions contained herein of the Fourteenth Amendment and the Financing Agreement are qualified in their entirety by reference to the terms of such documents, which are attached hereto as an Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.

Item 2.03.        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits

10.1

Fourteenth Amendment to Financing Agreement dated May 31, 2021 by and among Crown Crafts, Inc., NoJo Baby & Kids, Inc., Sassy Baby, Inc., Carousel Designs, LLC and The CIT Group/Commercial Services, Inc. (2)

10.2	Financing Agreement dated as of July 11, 2006 by and among the Company, Churchill Weavers, Inc., Hamco, Inc., Crown Crafts Infant Products, Inc. and The CIT Group/Commercial Services, Inc. (1)

(1)	Incorporated herein by reference to Registrant’s Current Report on Form 8-K dated July 17, 2006.
(2)	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROWN CRAFTS, INC.

By:         /s/ Craig J. Demarest

Craig J. Demarest

Vice President and Chief Financial Officer

Date: June 3, 2021